Supplement to Symetra Focus Variable Annuity Prospectus
                    Supplement dated April 30, 2013
            to Prospectus dated May 1, 2011 as supplemented

The disclosure set forth below replaces the information under the section titled Inquiries found on page 7 of the prospectus.

INQUIRIES
If you need more information, please contact us at the following:



	New Business:	This Contract is no longer for sale.  For all
			communications regarding your existing Contract, please contact us at the Account Maintenance address listed below.

	Account 	For general correspondence, all written communications,
	Maintenance:	including additional Purchase Payments, and other
			transactional inquiries, please contact us at:


			Symetra Life Insurance Company
			PO Box  305156
			Nashville, TN 37230-5156


	We will not deem correspondence, including transactional inquiries and Purchase Payments sent to any other address as received by us until they are picked up at the address listed above and delivered to our processing office.

	For Overnight Mail:	Symetra Life Insurance Company
				100 Centerview Drive, Suite 100
				Nashville, TN 37214-3439

	By Phone:		1-800-796-3872

	On the Internet: 	http://www.symetra.com

            Supplement to Symetra Focus Variable Annuity Prospectus
                       Supplement dated April 30, 2013
              to Prospectus dated May 1, 2011 as supplemented

 The disclosure set forth below replaces the information found on pages 8-9 in the prospectus and any prior supplements.

================================================================================
                    ANNUAL PORTFOLIO OPERATING EXPENSES
                  (as a percentage of average net assets)
================================================================================


The Total Annual Portfolio Expense Table shows the lowest and highest total operating expenses charged by the Portfolio companies that you pay indirectly during the time you own the contract. The total operating expenses are expressed as an annual percentage of average daily net assets and are deducted from Portfolio assets. The amounts are based on expenses paid as of the end of the fiscal year December 31, 2012. Actual expenses in the future may be higher or lower. For Portfolios that invest in shares of one or more acquired funds, the total annual operating expenses include fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more acquired funds. The fees and expenses (including management fees, distribution (12b-1) fees and other expenses) for each individual Portfolio are contained in the prospectuses for each Portfolio.


The table below shows the lowest and highest total operating expenses charged by the Portfolio companies.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (1)	Lowest		Highest
Range of total annual Portfolio operating 	0.10%		0.75%
expenses (before any waivers or
expense reimbursement)
Range of total annual Portfolio operating 	0.10%		0.70%
expenses (after any waiver or expense
reimbursement) (2)

	(1)	We  reserve the right to implement, administer, and charge you
		for any fee or restriction, including redemption fees, imposed by any underlying Portfolio.

	(2)	The range of total annual Portfolio operating expenses after
		any waiver or expense reimbursement takes into account contractual arrangements for certain Portfolios that require the investment advisor to reimburse or waive Portfolio operating expenses until at least April 30, 2014. Advisors to certain Portfolios offered in the contract issued thereunder agree to waive or reimburse advisory fees or other fees. This reduces Portfolio operating expenses. Such arrangements are described in more detail in the prospectus for each Portfolio.


Explanation of Examples

The examples shown in your prospectus are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract Owner transaction expenses, contract fees, Separate Account annual expenses (including the mortality and expense risk charge, the asset-related administration charge and, if applicable, any additional rider), and the Portfolio fees and expenses. Changes to the Portfolio expenses affect the results of the expense examples in your prospectus. Although we have chosen not to update the examples here, they still generally show how expenses and charges affect your Contract Value.



You may request free copies of the Symetra Life Insurance Company financial statements by calling us at 1-800-796-3872 or by visiting our website at www.symetra.com.